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                                                                   EXHIBIT 10.01

                                AMENDMENT NO. 1
                                    TO THE
                              CUSTOMER AGREEMENT
                                     AMONG
ML PRINCIPAL PROTECTION L.P. (FORMERLY, ML PRINCIPAL PROTECTION PLUS L.P.), ML
 PRINCIPAL PROTECTION TRADING L.P. (FORMERLY, ML PRINCIPAL PROTECTION PLUS
                 TRADING L.P.)  AND MERRILL LYNCH FUTURES INC.

          This Amendment ("Amendment") is made as of this 1st day of January, 1997 by and among ML Principal Protection Trading L.P. (formerly, ML Principal Protection Plus Trading L.P.) and Merrill Lynch Futures Inc.

                             W I T N E S S E T H:

          WHEREAS, the parties hereto entered into a Customer Agreement dated as of July 14, 1994 relating to the purchase and sale of commodity futures and forward contracts and commodity options (the "Customer Agreement");

          WHEREAS, the parties hereto wish to amend the Customer Agreement;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Customer Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Customer Agreement as follow:

          1.  Brokerage Commissions. The third sentence of the first paragraph
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     of Section 1 of the Customer Agreement is amended as follows:

                    The word "proposed" is deleted; the number
                    "0.7971" is deleted and the number "0.7292" is substituted therefor; and the Number "9.5" is deleted and the number "8.75" is substituted therefor.

          2.  Amendment.  This Amendment may not be amended except by the
              ---------
     written consent of each of the parties hereto.

          3.  Counterparts.  This Amendment may be executed in one or more
              ------------
     counterparts, each of which shall, however, together constitute one and the same documents.
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          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.


                              ML PRINCIPAL PROTECTION TRADING L.P.
                              (formerly, ML Principal Protection Plus
                              Trading L.P.)

                              BY:   MERRILL LYNCH INVESTMENT
                                    PARTNERS INC., General Partner



                              BY:________________________________________
                                 Name:
                                 Title:




                              MERRILL LYNCH FUTURES INC.


                              BY:_______________________________________
                                 Name:
                                 Title:

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